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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 12, 2002

                          The Boston Beer Company, Inc.
             (Exact name of registrant as specified in its chapter)

 Massachusetts                      01-14092                 04-328-4048
(State or other jurisdiction     (Commission                (IRS Employer
 of incorporation                 File Number)           Identification No.)

       75 Arlington Street, Boston, MA                        02116
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (617) 368-5000

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


                              GENERAL INSTRUCTIONS

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

        None.

Item 2. Acquisition or Disposition of Assets.

        None.

Item 3. Bankruptcy or Receivership.

        None.

Item 4. Changes in Registrant's Certifying Accountant.

        None.

Item 5. Other Events and Regulation FD Disclosure.

As of October 23, 2000, the SEC adopted a new rule concerning insider trading. Rule 10b5-1 provides an affirmative defense to insider trading liability if a person established a plan to trade securities prior to that person coming into possession of material non-public information.

The officers of the Registrant listed below have each entered into individual sales plans complying with Rule 10b5-1 for trading in shares of the Registrant's common stock.



     C. James Koch, Chairman
     Martin F. Roper, President and C.E.O.
     Jeffrey D. White, Chief Operations Officer
     Robert H. Hall, Vice President of Brand Development


Each of the individualized sales plans is separate and distinct and sales under the plans will not be coordinated or aggregated. Under the respective sales plans, certain specified amounts of shares will be sold for the purposes of liquidity and investment diversification based on specified trading prices up to the aggregate amount of 292,634 shares for the officers as a group.


Item 6. Resignations of Registrant's Directors.

        None.


Item 7. Financial Statements and Exhibits.

        None.

Item 8. Change in Fiscal Year.

         None.

Item 9. Regulation FD Disclosure.
         None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                The Boston Beer Company, Inc.
                                          (Registrant)

                                       /s/ Martin F. Roper
Date:     June 12, 2002                  (Signature)*
                            Martin F. Roper, President and C.E.O.

*Print name and title of the signing officer under his signature.